NOTE 5. INCOME TAXES (Quarterly Report)	9 Months Ended
Sep. 30, 2013
Quarterly Report
NOTE 5. INCOME TAXES

5. INCOME TAXES

For income tax purposes the Company has net operating loss carry forwards of $24,961,000 as of December 31, 2012 that may be used to offset future taxable income. In the instance of future corporate acquisitions, the net operating losses may be used to offset the future taxable income of a qualifying subsidiary corporation which meets IRS regulations governing such situations. The losses have accumulated since 1998 and they will start to expire in 2018. Because of its continuous losses from operations, and the unlikelihood of its profitability, the Company has assigned a full valuation allowance against its deferred tax assets.